DEFERRED AMOUNTS AND OTHER ASSETS	12 Months Ended
Dec. 31, 2014
DEFERRED AMOUNTS AND OTHER ASSETS
DEFERRED AMOUNTS AND OTHER ASSETS

12.DEFERRED AMOUNTS AND OTHER ASSETS

December 31,	2014	2013
(millions of Canadian dollars)
Regulatory assets	1,752	1,172
Long-term portion of derivative assets (Note 23)	199	413
Affiliate long-term note receivable (Note 28)	183	185
Contractual receivables	382	356
Deferred financing costs	166	135
Other	526	401
	3,208	2,662

As at December 31, 2014, deferred amounts of $366 million (2013 - $307 million) were subject to amortization and are presented net of accumulated amortization of $189 million (2013 - $159 million). Amortization expense for the year ended December 31, 2014 was $38 million (2013 - $34 million; 2012 - $25 million).